UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 7, 2005

                               NUTRITION 21, INC.
             (Exact name of registrant as specified in its charter)

--------------------------------------------------------------------------------
          New York                    0-14983                  11-2653613
--------------------------------------------------------------------------------
(State or Other Jurisdiction    (Commission file Number)       (IRS Employer
       of Incorporation)                                     Identification No.)
--------------------------------------------------------------------------------

        4 Manhattanville Road, Purchase, New York              10577
         (Address of Principal Executive Offices)            (Zip Code)

       Registrant's telephone number, including area code: (914) 701-4500

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On June 7, 2005, Nutrition 21, Inc. (the "Company") received written notification from The Nasdaq Stock Market ("Nasdaq") stating that, for the last 30 consecutive business days, the bid price of the Company's common stock closed below the minimum $1.00 per share requirement for continued inclusion under Nasdaq Marketplace Rule 4310(c)(4) (the "Rule").

In accordance with Nasdaq Marketplace Rule 4310(c)(8)(D), the Company has until December 5, 2005 (180 calendar days from the date of the letter) to regain compliance with the Rule. If at any time before December 5, 2005, the bid price of the Company's common stock closes at $1.00 per share or more for a minimum of 10 consecutive business days, Nasdaq Staff will provide written notification that the Company complies with the Rule. Nasdaq Staff may, in its discretion, require the Company to maintain a bid price of at least $1.00 per share for a period in excess of ten consecutive business days (but generally no more than 20 consecutive business days) before determining that the Company has demonstrated the ability to maintain long-term compliance. If compliance with the Rule cannot be demonstrated by December 5, 2005, Nasdaq Staff will determine whether the Company meets The Nasdaq SmallCap Market initial listing criteria set forth in Marketplace Rule 4310(c), except for the $1.00 minimum bid price requirement. If the Company meets the initial listing criteria, Nasdaq Staff will notify the Company that it has been granted an additional 180 calendar day compliance period. If the Company is not eligible for an additional compliance period, Nasdaq Staff will provide written notification that the Company's common stock will be delisted. At that time, the Company may appeal the Nasdaq Staff's determination to delist its common stock to a Nasdaq Listing Qualifications Panel.

      As of the date of this filing, the Company has not determined what action, if any, it will take in response to the Nasdaq notification.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                       Nutrition 21, Inc.
                                       (Registrant)


Date:  June10, 2005                    By: /s/ Gail Montgomery
                                           -------------------------------------
                                           Gail Montgomery
                                           President & CEO